P R O P H A R M A C E U T I C A L S , I N C . www.Pro-Pharmaceuticals.com Amex: PRW A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E® Exhibit 99.1

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Forward Looking Statements
Any statements in this presentation about future expectations, plans and prospects for the Company, including statements containing the words
"believes," "anticipates," "plans," "expects," and similar expressions, constitute forward looking statements, which are subject to the safe harbor for such statements in the Private Securities Litigation Reform Act of 1995.
Future events could cause actual results to differ materially from those indicated by such statements. Reference is made to the factors discussed in the “Management Discussion and Analysis" and "Risk Factors" sections of the
Company's most recent quarterly or annual report filed with the Securities and
Exchange Commission. The forward-looking statements herein represent the
Company's views as of the date of this presentation and should not be relied upon to represent the Company's views as of a subsequent date. While the
Company anticipates that subsequent events may cause the Company's views to change, the Company disclaims any obligation to update such forward-looking statements.

P R O P H A R M A C E U T I C A L S , I N C. A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E ® Amex: P R W Mission Develop novel carbohydrate-based therapeutic compounds 3

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Advancing Drugs Through Glycoscience ®
•
Drug design based on carbohydrate
chemistry
–
In-house scientific expertise in carbohydrate
chemistry and manufacturing
–
Strong patent portfolio covering critical
carbohydrate chemistry technologies and
products
•
Research and Development by strategic
collaboration and outsourcing

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Carbohydrates as Therapeutics
•
A novel class - now being explored for therapeutic potential
•
Structurally heterogeneous - linear and branched, small and
large molecules
•
Diverse biological forms - as glycoproteins, glycolipids,
sugars, and complex carbohydrates in plants, animals, fungi, and bacteria
•
Diverse biological roles - structure, energy, signaling,
adhesion, protection
•
Natural biological sources
•
Interact with lectins - carbohydrate-specific proteins involved in cell-cell and cell-matrix interactions

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Applications
•Oncology
•Liver
•Microbial
•Inflammatory
•Cardiovascular
•Autoimmune
•Viral infections

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
First Application: Oncology
DAVANAT
®
The first chemotherapeutic
complex carbohydrate drug

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
•
Proprietary polysaccharide galactomannan (GM)
polymer consisting of galactose units attached to a
mannan backbone
•
Derived from seeds of the plant Cyamopsis
tetragonoloba (Guar Gum)
•
Binds to galectin molecules
•
Changes the efficacy, toxicity, pharmacokinetic and
distribution properties of chemotherapeutic drugs
DAVANAT
®

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Targeting Lectins on Cancer Cells
•
Lectins are cell surface proteins that bind
certain carbohydrates
•
Galectins are a type of lectin that specifically
bind galactose molecules
•
Galectins have been shown to affect cell
development, differentiation, apoptosis and
tumor metastasis

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Pre-clinical Studies
•
Selected 5-FU to investigate modulation of
chemotherapeutic effects
•
Screened galactomannans for ability to
reduce 5-FU toxicity in mice
•
Selected a galactomannan from Guar Gum
for its potential therapeutic utility
•
Investigated DAVANAT ® modulation of
effects of other chemotherapeutics
(irinotecan, doxorubicin, 5-FU, leucovorin,
and Avastin ® )

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E ®
Amex: P R W
GROUP MORTALITY WEIGHT GAIN/ SIGNS
LOSS, 2 WKS OF TOXICITY
5-FU (alone) 80% -1.9g Very Severe
DAVANAT/5-FU 0 -.6g Mild
Pre-clinical Studies
Decreasing Toxicity - 3X Lethal Dose 50

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E ®
Amex: P R W
CONTROL
Pre-clinical Studies
Increasing Efficacy: Effect of DAVANAT
®
/5-FU on Tumor Size
SRI Inc. Experiments
5-FU (alone)
DAVANAT
®
/5-FU
TUMOR SIZE (110 MG)
AT START OF STUDY
1400 mg
1200 mg
1000 mg
800 mg
600 mg
400 mg
200 mg
0

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E ®
Amex: P R W
Response of HT-29, Human Colon Tumor Xenografts
to DAVANAT® in Combination with 5-FU and Leucovorin
Charles River Labs (Dose: I.V., Q4D x 4, of 5-FU: 48 mg/kg; DAVANAT
®
: 120mg/kg; Oral, Leucovorin 25 mg/kg;)

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E ®
Amex: P R W
Response of SC ZR75-1,Human Mammary Tumor Xenografts,
to dose escalation DAVANAT
®
in combination with Irinotecan
Southern Research Institute  (Dose I.V., Q4D x 4, of IR 40 mg/kg; DAVANAT
®
: 6, 30 & 120 mg/kg)
100
1000
10000
0 10 20 30 40
Time post implanatation (Days)
Control
IR40/DAV6
IR40/DAV30
IR40/DAV120

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E ®
Amex: P R W
Response of COLO 205, Human Colon Tumor Xenografts,
to DAVANAT
®
Co-Administrated with AVASTIN
®
and 5-FU
Southern Research Institute (Dose: I.V., Q4D x 4, of 5-FU 50 mg/kg; DAVANAT
®
: 120 mg/kg; AVASTIN: 20-80 mg/kg)

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E ®
Amex: P R W
DAVANAT
®
polymer exists as a “3D” structure
in solution with lectin targeting units
protruding from the mannan backbone
Technology Platform: CARBOSOME™

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E ®
Amex: P R W
Amex: P R W
Product Development Pipeline:
October ‘06
PRODUCT INDICATION
DEVELOP PRE-CLINICAL PHASE 1 PHASE 2
DAVANAT
®
/ 5-FU/ LV
Irinotecan/ Oxaliplatin
DAVANAT
®
/ 5-FU/LV/
Bevacizumab
DAVANAT
®
/ 5-FU
PRO-GR 300
Colorectal
Cancer
Colorectal
Cancer
Colorectal
Cancer
Liver Disease
Microbial Disease
PHASE 3
DAVANAT
®
/ 5-FU Biliary Cancer
PRO-NAC 050

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E ®
Amex: P R W
Second Application: Liver Disease
•
Research collaboration w/ Mt. Sinai School of
Medicine to evaluate the anti-fibrotic effects of
carbohydrate compounds
•
Fibrosis (scarring) is the reason patients develop
liver failure & may need a transplant
•
25 million Americans are or have been afflicted by
liver/biliary disease
•
More than 4 million Americans w/ Hepatitis C virus;
many will develop severe fibrosis &  liver failure

What is the Clinical Trial Program? 19

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E ®
Amex: P R W
Phase I Clinical Trial – All Solid Tumors
Indication:
All solid tumors.
End stage patients;
minimum 12 weeks to live
Objectives:
Primary – Safety
Secondary – Tumor
progression
Design:
Multi-center (4 sites),
open label study.
Two cycles; six cohorts.
Cycle 1 – DAVANAT
®
alone
Cycle 2- DAVANAT
®
/5-FU
Regimen:
DAVANAT
®
escalating dose
level (30-280 mg/m
2
)
; 5-FU
constant at 500 mg/m
2
;
dose for 4 consecutive
days, observe for 24 days
Patients:
40; 3-10 per cohort
Completed:
March 2005

P R O P H A R M A C E U T I C A L S , I N C. A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E ® Amex: P R W Phase l Tumor Type Distribution 21

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E ®
Amex: P R W
SD Stable Disease
PD Progressive Disease
NM Non-Measurable Disease
Cycles Completed
Dose, cycle 2
/m2 1+2 3 4 5 6 7
1001 PD
1002 SD
2001 Hepatocellular PD
2002 Hepatocellular SD
3001 PD
3002 SD
3004 PD
3003 PD
5001 SD
2004 SD
3005 PD
4001 PD
4002 Colorectal PD
3006 Prostate NM
2005 Colorectal SD
5003 Colorectal (appendix) NM
5004 SD
4003 PD
2007 Spindle Cell PD
5005 Pancreatic SD
2008 Colorectal SD
2009 Colorectal SD
5006 Billiary SD
2010 Colorectal (cecal) SD
2014 Breast SD
2016 Hepatic PD
2018 Cholangiocarcinoma SD
5008 Pancreatic PD
280 mg
150 mg
Patient
Number
Tumor Type
Outcome, end
of cycle 2
(RECIST)
C   Y   C   L   E   S
Colorectal
Colorectal
210 mg
30 mg
60 mg
Colorectal
100 mg Colorectal
Phase l Patient
Summary
•
Stable
Disease
(RECIST) in 14
of 26 patients
with
measurable
disease
•7/10 patients
stabilized at
the highest
dose level
>> 13 cycles completed

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Phase I Clinical Trial Summary
•
DAVANAT
®
(with and without 5-FU) was well tolerated
•
MTD of DAVANAT
®
(with and without 5-FU) not reached
–
DAVANAT 280 mg/m²
brought forward as the recommended
Phase II dose
•
Pharmacokinetic conclusions
–
Data suggest increase in 5-FU AUC
0-last
and C
max
at highest
DAVANAT
®
dose (280 mg/m²)
–
5-FU when co-administered with DAVANAT
®
is 28-137
minutes; compared with 6-22 minutes for 5-FU alone
–
Trend to increase in 5-FU AUC
0-last
and C
max
with repeated
daily X 4 dosing
•
Stable disease (RECIST) in 14 of 26 efficacy evaluable patients
–
7/10 patients stabilized at the highest DAVANAT
®
dose level

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E ®
Amex: P R W
Phase II (Third/Fourth Line) Colorectal Cancer Trial
Indication:
Colorectal cancer;
Third/fourth line patients.
Objectives:
Complete/ partial tumor
response (RECIST); stable
disease.
Design:
Multi-center (6 sites), open
label study.  Evaluate at least
two cycles or to disease
progression.
Regimen:
DAVANAT
®
280 mg/m²;
5-FU 500 mg/m²;
dose for 4 consecutive days,
observe for 24 days.
Patients:
Began dosing in May 2005.
Study finalized in August
2006.
Results:
20 patients:
1 Partial Response (RECIST)
(unconfirmed)
6 Stable Disease
DAVANAT ® /5-FU

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E ®
Amex: P R W
Phase II Clinical Trial Summary
•
Evidence of anti-tumor activity was seen with
DAVANAT
®
/5-FU in this study.
–
1 patient experienced Partial Response, as
assessed by the Core Laboratory, with a duration
of ~2 months
–
6 patients had Stable Disease, as determined by
the Investigator and Core Laboratory
–
No clear effect on tumor markers or other efficacy
parameters, including weight, ECOG performance
status, and quality of life were seen in this study

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E ®
Amex: P R W
Phase II Clinical Trial Summary
(continued)
•
DAVANAT
®
/5-FU was well tolerated
–
Most adverse events were Grade 1 or 2 in
intensity and manageable
–
Common adverse events included general
gastrointestinal disorders (i.e., nausea,
vomiting, diarrhea, and constipation
with/without abdominal pain) and fatigue
–
DAVANAT
®
/5-FU does not appear to be
associated with any systematic changes in
clinical laboratory measurements
–
Results compare very well with recent studies
in similar patient populations

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Phase II (First Line) Colorectal Cancer Trial
Indication:
First line treatment of patients
with metastatic, unresectable
colorectal cancer.
Objectives:
Complete/partial tumor
response (RECIST); 14 of 41
responders (34%).
Progression Free Survival at
6 and 12 months.
Design:
Multi-center, open label study.
Evaluate for at least 2 cycles
or to disease progression.
Regimen:
DAVANAT
®
, AVASTIN
®
, 5-FU
& Leucovorin.  Dose for
3 consecutive days.  Repeat
cycles every 2 weeks until
disease progression or
unacceptable toxicity.
Patients:
Up to 50.  Begin enrolling/
dosing patients in 2006.
DAVANAT
®
/ AVASTIN
®
/ 5-FU / LV

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
DAVANAT ® /5-FU
Phase II (First Line) Colorectal Cancer Trial
•
Indication:
First-line treatment of patients with
mCRC who are unable to tolerate irinotecan or
oxaliplatin
•
Regimen:
DAVANAT
®
/5-FU, LV, AVASTIN
®
–
Repeat cycles every 2 weeks to disease progression or
toxicity
•
Objectives:
Complete/Partial Response (RECIST)
–
Stable Disease; PFS at 6 and 12 months; Safety; QoL
•
Design:
Multi-center, open label study
–
Simon Optimal 2-stage design
•
Patients:
17 + 24
–
Begin enrolling/ dosing patients in 2006

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Phase II (First Line) Biliary Cancer Trial
Indication:
Biliary cancer
(cholangiocarcinoma).
First line therapy.
Objectives:
Complete/ partial tumor
response (RECIST);
7 of 35 responders (20%).
Design:
Multi-center, open-label
study.
Regimen:
DAVANAT
®
with 5-FU.
Evaluate for 2 cycles or to
disease progression.
Measure after 8 & 12 weeks.
Patients:
Up to 42.  Begin enrolling/
dosing patients in 2006.
DAVANAT
®
/ 5-FU

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
DAVANAT ® /5-FU
Phase II (First Line) Biliary Cancer Trial
•
Indication:
First line treatment of patients with biliary
tract cancer
•
Regimen: DAVANAT
®
(280 mg/m²) + 5-FU (600 mg/m²)
IV daily x 4 days
–
Repeat cycles every 28 days to disease
progression or toxicity
•
Objectives: Complete/Partial Response (RECIST)
–
Stable Disease; PFS; Safety; QoL
•
Design: Multi-center, open label study
–
Simon Optimal 2-stage design
•
Patients: 18 + 17
–
Begin enrolling/dosing in 2006

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Phase lll (Second Line) Colorectal Cancer Trial
FOLFOX+DAVANAT
®
FOLFOX
FOLFIRI
FOLFIRI +DAVANAT
®
Indication:
Metastatic colorectal
cancer; Second-line
therapy.
Objectives:
Progression-free survival
6 months); Response
rate, time-to-progression,
and quality of life. No
minimum vs control.
Design:
Multi-center, randomized,
double blind study.
Regimen:
DAVANAT
®
with 5-FU/
leucovorin, irinotecan or
oxaliplatin.  Evaluate for
at least 2 cycles or to
disease progression.
Patients:
100 patients. Begin
enrolling/ dosing patients
in 2007.

Company & Management 32

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
•
Founded: July 2000
•
Capital raised: $36M (cumulative )
•
Inception to Phase ll: $26M
•
Cash: $9.7M (06/30/06)
•
Burn rate: $2M per quarter
•
Shares outstanding: 28M (08/07/06)
•
Fully diluted: 37M (08/07/06)
Corporate Overview

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Management Team
David Platt, Ph.D., Chairman & Chief Executive Officer-
PRW co-founder,
co-developer of Glycoscience (carbohydrate) technology.  Founder: Safe Science, developed anti-angiogenesis drug.  Univ. of Michigan, Weizmann Institute, Hebrew
Univ.
Anatole Klyosov, Ph.D., D.Sc., Chief Scientist-
Fellow, World Academy of
Arts & Sciences; National Prize in Science & Technology (Russia); Former Visiting
Prof. of Biochemistry (8 years) at Harvard Medical.  Moscow State Univ.
Carl Lueders, M.B.A., C.P.A., Chief Financial Officer-
20+ years in finance &
strategic planning at Polaroid
Maureen Foley, Chief Operating Officer-
eHealthDirect, Thermo Electron
Eliezer Zomer, Ph.D., Exec. V.P., Product Development & Mfg-
Former Research
Associate at Harvard Medical.
Anthony Squeglia, M.B.A., V.P., Investor Relations-
20+ years in IR
James Gourzis, M.D., Ph.D., Brian Hamilton, M.D., Ph.D., Medical Safety
Monitors (Consultants)

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Scientific Advisory Board
David Platt, Ph.D.
Edgar Ben-Josef, M.D., Assoc. Prof. of Radiation Oncology,
University of Michigan Medical School
Mildred Christian, Ph.D.,
Dale Conaway, M.S., D.V.M.,
Research Oversight, U.S. Dept. of Health & Human Services
Henry Esber, Ph.D., Former Sr.V.P., Primedica
Irwin Goldstein, Ph.D., Prof. Emeritus, Univ. of Michigan;
Guggenheim Fellow; Pasteur Institute; Hudson Award
Anatole Klyosov, Ph.D.,  D.Sc.
Zbigniew Witczak, Ph.D., Assoc. Prof., Wilkes Univ.; former Chair,
Carbohydrate Chemistry Division, ACS
Eliezer Zomer, Ph.D.

President & CEO, Argus International
Chief Veterinary Medical Officer, Office of

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G D R U G S T H R O U G H G L Y C O S C I E N C E
®
Amex: P R W
Medical Advisory Board
Edgar Ben-Josef, M.D.
Leslie R. Laufman, M.D., President of Hematology Oncology Cons.
Served as P.I. for the Columbus (OH) Community Clinical Oncology
Program and investigator for the Ohio State University
Comprehensive Cancer Center
John S. Macdonald, M.D., Professor of Medicine at New York
Medical College, and Chief of Gastrointestinal Oncology Service at
Saint Vincent’s Comprehensive Cancer Center
Bruce Silver, M.D., F.A.C.P., 20+ years of oncology practice.
Principal, Clinical Science and Development; former Senior
Director, Global Product Development Services, PRA International

P R O           P H A R M A C E U T I C A L S ,  I N C.
A D V A N C I N G   D R U G S   T H R O U G H   G L Y C O S C I E N C E ®
Amex: P R W
Summary and Conclusions
•
Company strength in carbohydrate chemistry with
strong patent position
•
Pre-clinical animal data shows DAVANAT
®
improves
toxicity and efficacy characteristics of co-
administered chemotherapeutics
•
Phase I results show that DAVANAT
®
is well-tolerated
in cancer patients, with/without co-administered 5-FU
•
Phase II colon cancer study suggests efficacy of
DAVANAT
®
with 5-FU in stabilizing disease
•
Stable disease in 20/60 end-stage patients, who were
refractory to chemotherapy
•
Enrolling Phase II studies address first line therapies
with DAVANAT
®
in combination with other
chemotherapeutics and biologics
•
Experienced management team